UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 25, 2018
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270
(Address of principal executive offices)
Registrant's telephone number, including area code: (318) 255-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)	Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02	Results of Operations and Financial Condition

ITEM 7.01	Regulation FD Disclosure
On July 25, 2018, Origin Bancorp, Inc. (the "Registrant") issued a press release announcing its second quarter 2018 results of operations. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
On Thursday, July 26, 2018 at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their second quarter 2018 financial results. The webcast will include presentation materials which consists of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the

Registrant's website on July 26, 2018. The presentation materials are attached hereto as Exhibit 99.2, which is incorporated herein by reference.
As provided in General Instructions B.2 to Form 8-K, the information furnished in Items 2.02, 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
Exhibit 99.1	Press release announcing second quarter 2018 earnings dated July 25, 2018
Exhibit 99.2	Presentation materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
ORIGIN BANCORP, INC.

By:	/s/ Stephen H. Brolly
Stephen H. Brolly, Chief Financial Officer

Date:	July 25, 2018